EXHIBIT 99.2

                      CENDANT CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

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
                                                                                  YEAR ENDED
                                                                                   DECEMBER 31,
                                                                              --------------------
                                                                                2000        2001
                                                                              --------    --------
OPERATING ACTIVITIES
Net cash provided by operating activities exclusive of management
    and mortgage programs                                                     $  1,032    $  1,437
Net cash provided by operating activities of management
    and mortgage programs                                                          385       1,347
                                                                              --------    --------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                        1,417       2,784
                                                                              --------    --------

INVESTING ACTIVITIES

Property and equipment additions                                                  (246)       (349)
Net assets acquired (net of cash acquired) and acquisition-related payments       (111)     (2,757)
Funding of stockholder litigation settlement trust                                (350)     (1,060)
Other, net                                                                        (143)        (23)
                                                                              --------    --------
Net cash used in investing activities exclusive of management
   and mortgage programs                                                          (850)     (4,189)
                                                                              --------    --------
MANAGEMENT AND MORTGAGE PROGRAMS:
   Investment in vehicles                                                           --     (14,921)
   Payments received on investment in vehicles                                      --      13,331
   Origination of timeshare receivables                                             --        (497)
   Principal collection of timeshare receivables                                    --         538
   Equity advances on homes under management                                    (7,637)     (6,306)
   Repayment on advances on homes under management                               8,009       6,340
   Additions to mortgage servicing rights, net of hedge activity                  (778)       (752)
   Proceeds from sales of mortgage servicing rights                                 84          58
                                                                              --------    --------
                                                                                  (322)     (2,209)
                                                                              --------    --------

NET CASH USED IN INVESTING ACTIVITIES                                           (1,172)     (6,398)
                                                                              --------    --------
FINANCING ACTIVITIES

Proceeds from borrowings                                                            --       5,608
Principal payments on borrowings                                                  (897)     (2,213)
Issuances of common stock                                                          603         877
Repurchases of common stock                                                       (381)       (254)
Proceeds from mandatorily redeemable preferred securities issued by
    subsidiary holding solely senior debentures issued by the Company               91          --
Proceeds from mandatorily redeemable preferred interest in a subsidiary            375          --
Other, net                                                                          --        (153)
                                                                              --------    --------

Net cash provided by (used in) financing activities exclusive of
   management and mortgage programs                                               (209)      3,865
                                                                              --------    --------

MANAGEMENT AND MORTGAGE PROGRAMS:
   Proceeds from borrowings                                                      4,133       9,460
   Principal payments on borrowings                                             (5,320)     (8,798)
   Net change in short-term borrowings                                             913         116
                                                                              --------    --------
                                                                                  (274)        778
                                                                              --------    --------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                               (483)      4,643
                                                                              --------    --------

Effect of changes in exchange rates on cash and cash equivalents                    18          (2)
                                                                              --------    --------
Net increase (decrease) in cash and cash equivalents                              (220)      1,027
Cash and cash equivalents, beginning of period                                   1,164         944
                                                                              --------    --------
Cash and cash equivalents, end of period                                      $    944    $  1,971
                                                                              ========    ========
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